                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 29, 2000

                              GREENVOLT POWER CORP.
                              (FORMERLY BECK & CO.)
               (Exact name of registrant as specified in charter)

           NEVADA                      000-26607                88-03990828
---------------------------     ------------------------     -------------------
State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

               4055 DIGBY DRIVE, R.R. 2, ORILLIA, ONTARIO L3V 6H2
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (705) 327-8331
                                                           --------------

                         Exhibit Index Begins on Page 13
                                                      --

--------------------------------------------------------------------------------

                     ITEM 1. CHANGE OF CONTROL OF REGISTRANT

--------------------------------------------------------------------------------


         On July 29, 2000, the company acquired all of the outstanding Common Shares of GreenVolt, Corp., an Ontario, Canada corporation ("GreenVolt"), in a stock for stock exchange wherein the Company issued 12,435,250 shares of its Common Stock to the existing shareholders of GreenVolt, in exchange for their GreenVolt shares.

         As a part of the transaction, three existing shareholders of Beck & Co. contributed back to the Company and canceled for no consideration, 9,600,000 shares of Beck & Co.'s outstanding Common Stock. In addition, 600,000 new restricted shares of Registrant's common Stock were issued to a consultant.

         As a result of this transaction, the five original shareholders of GreenVolt, Messrs. Thomas Faul, John Munro, George Coventry, Douglas Carr and Ulrich Kretchsmar, were issued in the aggregate 12,435,250 shares, which now represents 66.6% of the Company's outstanding Common Stock.

         Effective as of July 29, 2000, the date of the GreenVolt acquisition closing, the pre-existing Directors of the Registrant resigned as officers and directors, and concurrently appointed the following individuals to fill the vacancies and serve on Registrant's Board of
         Directors:

                   Thomas Faul      4055 Digby Drive, R.R. 2, Orillia, Ontario
                                    Canada L3V 6H2

                   John Munro       4055 Digby Drive, R.R. 2, Orillia, Ontario
                                    Canada L3V 6H2

         On the same date, the following persons were appointed to the following offices:

                  Thomas Faul               President
                  John Munro                Secretary
                  John Munro                Treasurer
                  John Munro                Chief Financial Officer

         Biographies on the new Officers and Directors follows:

                  THOMAS FAUL, the new President and a Director of Beck & Co., has been an independent product design and development consultant since 1960. Mr. Faul specialized in automotive, marine and computer controlled equipment. International clients include Skoda (Czech Republic), Oerlikon Machine Tools (Switzerland), Audi (Germany), Nestler Corporation (Germany), Carver Yacht (USA), Century Boat (USA), Dominion Auto Accessaries (Canada), and Otaco Seating (Canada). Mr. Faul is one of the founders of Carver Yacht Co. Of Pulaski, Wisconsin, Faul Coradi Inc. of Skaneateles, New York, and Teckserve Limited,, of Orillia, Ontario, as well as a number of other companies. Mr. Faul has his P. Engineering from Professional Engineers of Ontario, his B.A.Sc. from the University of Toronto, and his M.A.Sc. from University of Toronto.

                  JOHN MUNRO, the new Secretary, Treasurer and Chief Financial Officer. Since 1987 Mr. Munro has maintained a private consulting practice, administered a number of trusts, and has acted as Interim Financial Officer for various clients as well as a volunteer board member for a local charity. Between 1961 and 1987, Mr. Munro worked with Syme, Ayers & Co., Coopers & Lybrand, North American Insurance Co., Arawak Trust Company, Brown Brothers Harriman & Co., Hughes Containers Limited, and Monarch Propane Limited, where he served as Director of Finance and Administration. Mr. Munro has a C.A. Degree from the Institute of Chartered Accountants of Ontario.

         The source of the consideration for this change of control was the GreenVolt shares of the above named GreenVolt shareholders, who exchanged all of their shares in GreenVolt in exchange for 12,435,250 new restricted shares of Beck & Co. Common Stock.

         The number and percentage of Beck & Co. Common Shares now held by the former GreenVolt shareholders is as follows:

                                                                                Percentage of
                                                                                Outstanding Shares
         Name                                        No. of Shares              of Beck & Co.
         ----                                        -------------              ------------------
         Thomas Faul                                   10,446,240                  56.0%
         John Munro                                       932,700                   5.0
         George Coventry                                  932,700                   5.0
         Douglas Carr                                      61,800                   0.3
         Ulrich Kretchsmar                                 61,800                   0.3

         Messrs. John Munro, George Coventry, Douglas Carr and Ulrich Kretchsmar disclaim any agreement or understanding to vote or act in concert with each other or with Mr. Faul in connection with their Beck & Co. shares, and believed they are not part of a controlling group, although they are all employees of GreenVolt.

--------------------------------------------------------------------------------

                          ITEM 2. ACQUISITION OF ASSETS

--------------------------------------------------------------------------------


I.       THE GREENVOLT TRANSACTION

On July 29, 2000, the Company acquired all of the outstanding Common Shares of GreenVolt, Corp., an Ontario, Canada corporation ("GreenVolt"), in a stock for stock exchange wherein the Company issued 12,435,240 shares of its Common Stock to the existing shareholders of GreenVolt, in exchange for 100% of their GreenVolt shares, making GreenVolt Corp. a wholly-owned subsidiary of GreenVolt Power Corp. (the "Company").

As a part of the transaction whereby the Company acquired GreenVolt, four existing shareholders of Beck & Co., Messrs. Larry Beck, the then Chief Executive Officer and Sole Director of the Company, Douglas Madden, James Evans and Ms. Valerie King, contributed back to Beck & Co. and canceled for no consideration, a total of 9,600,000 shares of Beck & Co.'s outstanding Common Stock owned by them. In connection with the transaction, investment banking fees were paid to a consultant who assisted in negotiating the deal in the form of the issuance by Beck of 600,000 new restricted shares of Common Stock to the consultant.

As a result of this transaction, Beck acquired GreenVolt as a wholly-owned subsidiary and the former shareholders of GreenVolt in the aggregate acquired control of Beck. The old shareholders of Beck continued to hold 5,617,500 shares or 30.1% of the Company's outstanding Stock, South Bay Capital, Inc., the consultant involved in the transaction, was issued 600,000 shares, or 3.22% of the Company's Common Stock, the five former shareholders of GreenVolt, Messrs. Thomas Faul, John Munro, George Coventry, Douglas Carr and Ulrich Kretchsmar were issued in the aggregate 12,435,240 shares, representing 66.6% of Beck & Co.'s outstanding Common Stock.

Effective as of July 29, 2000, the date of the GreenVolt acquisition closing, the pre-existing Directors of the Registrant resigned as officers and directors, and concurrently appointed the following individuals to fill the vacancies and serve on Registrant's Board of Directors:

                  Thomas Faul       4055 Digby Drive, R.R. 2, Orillia, Ontario
                                    Canada L3V 6H2

                  John Munro        4055 Digby Drive, R.R. 2, Orillia, Ontario
                                    Canada L3V 6H2

On the same date, the following persons were appointed as replacement officers to the following offices:

                  Thomas Faul       President and Chief Executive Officer
                  John Munro        Secretary
                  John Munro        Treasurer
                  John Munro        Chief Financial Officer

II.      THE BUSINESS OF THE COMPANY

A.  GREENVOLT POWER CORP.

As a result of its acquisition of GreenVolt Corp. and its winding down of its retail jewelry business, the business of the Company as of September 1, 2000, was the business carried on by its wholly-owned primary subsidiary, GreenVolt Corp. (hereinafter "GreenVolt").

Because GreenVolt is still in the research and development stage with respect to its fuel cell technology, the following discussion is primarily prospective, and discusses what GreenVolt's management plans to do. There is no assurance that GreenVolt will be successful in developing or commercializing its fuel cell technology, or that it will be able to market and sell its products once and if developed, or be able to sell its products at prices which allow it to recoup its costs and generate a profit.

There is also no assurance GreenVolt and/or Registrant will be able to locate sufficient capital, or on reasonable terms, which will be required to complete development of the fuel cell, commercialization of the fuel cell, and provide capital for manufacture, marketing and sales. There is no assurance GreenVolt will ultimately prove profitable.

1.  PRIOR HISTORY OF GREENVOLT

GreenVolt Corp. was incorporated in 1994 as Flint Energy Inc. to develop ecologically improved power generation technology. The initial developments were systems for High Speed Flywheel Energy Storage. The name of the company was changed to Astris Technology Inc. to further develop Alkaline Fuel Cells for home and stationary electrical power generation. The name was recently changed to GreenVolt Corp. to better reflect the Fuel Cell as Green (not being harmful to the environment) and Volt to reflect the electrical power).

2.  FUEL CELLS

Fuel Cells are electrochemical devices that like batteries generate external electric current from internal chemical reactions. Unlike batteries, fuel cells continue to generate electricity as long as reagent "fuel" is supplied to the electrodes.

In a hydrogen-oxygen fuel cell, hydrogen gas (electron source) is supplied to the anode and oxygen gas or air (electron sink) is supplied to the cathode of the fuel cell. Electrical contact between the electrodes within the fuel cell is made by an electrolyte medium that conducts the ions formed within the fuel cell during operation. Externally, electrons flow between the electrodes providing usable current.

The thermodynamic efficiency of electrical power so produced is very high (approximately 80%), compared with internal combustion engine power (approximately 15-30%). Additionally, fuel cells operate quietly and, where hydrogen fuel is used, produce only water and heat as exhaust. Hydrogen fuel is entirely odorless, will not settle into any space should a leak occur (heads straight up into space) and can be stored in combustion and explosion proof vessels. Hydrogen can also be made from water (H20) at the Fuel Cell location by various means, thus eliminating the need to compress it and to store it in pressure vessels. These advantages provide economic and environmental incentives for the commercial development of fuel cells.

3.  THE GREENVOLT FUEL CELLS UNDER DEVELOPMENT

GreenVolt was formed for the purpose of developing and establishing commercial production of alkaline fuel cell (hereinafter "AFC") module for use in small and medium size power applications (up to 350 kW), both for commercial and industrial applications.

Given the early stage of fuel cell market development, management of GreenVolt has decided to concentrate on the volume production of one "module" size that can be combined to achieve a wide range of both commercial and industrial applications. Therefore, GreenVolt's technical and business development plans are based upon development of modular units.

The Alkaline Fuel Cells (AFC) will be manufactured and marketed as a stand alone
1.3 kW AFC that will be used as standby power in critical situations where the amount of power required is not great. They will contain their own hydrogen fuel generating system sufficient for the situation.

The second product planned to be marketed is a modular 5 kW AFC with its own hydrogen generating system. This will allow for flexibility in customer power requirements from under 5 kW to over 300 kW. Each unit will have available 24 hour remote function monitoring through a service and maintenance contract. In modular combination, the 5.0 kW AFCs are expected to develop up to 50 Volt and 100 Amperes, i.e. 5,000 Watt or 5.0 kW of power/module.

4.  MARKET

The principal markets for our AFC's are remote location power supply, standby power supply, uninterrupted power supply, mobile power supply, vehicle power supply both auxiliary and stand alone and motor home auxiliary power supply units.

The 5.0 kW AFC is a popular commercial size. Market applications include the following:

                           (1) 3.3 to 5.5 kW portable generators

                           (2) 4.8 to 9.6 kW domestic (household) power supply

                           (3) 4.8 to 14.4 telecommunications power supply

                           (4) 4.8 kW power supply for relay stations

                           (5) 4.8 kW uninterrupted power supply for computer centers

                           (6) 19.2-148.8 kW hospital auxiliary and emergency backup power

                           (7) 9.6-250 kW remote community power

                           (8) 2.4-4.8 kW golf cart, ATV or community vehicle

                           (9) 9.6-24 kW power for passenger cars, including hybrid vehicles

                           (10) 144-192 kW for a 40 ft bus or motorhome

                           (11) 4.8-7.2 kW in-airport passenger shuttle

                           (12) 4.8-9.6 kW in-mine people transporter

GreenVolt management proposes to market directly to these business sectors as well as to primary manufacturers, and through existing wholesale and retail organizations. Its products will be licensed to other manufacturers on a worldwide basis and to OEM vehicle manufacturers.

5. VARIATIONS IN SIZE OF AFCS.

Once a demand for a particular size has been identified, larger or smaller modules can be assembled from the same basic components, with little modifications. The modules themselves can then be connected in series, parallel or series/parallel to fill the specific requirement. This modular approach allows for commercial product flexibility at a lower cost.

6.  HYDROGEN FUEL PRODUCTION

The Company's technology contemplates production of hydrogen from water to supply the fuel for the fuel cell on an "on demand" basis, without any requirement for pressurized fuel storage facilities for the fuel cell unit. Management is arranging strategic alliances in order to develop the "on site" Hydrogen Fuel Supply Systems with a target date at the end of 2002 or the beginning of 2003.

7.  SOURCE OF FUEL CELL TECHNOLOGY

GreenVolt is developing its fuel cell products based on AFC technology originally developed for space travel on board power and water supply by NASA. GreenVolt is developing its fuel cell products under sublicense rights pursuant to some 60 separate international patents originally held by ALCAN, a large public company engaged in the manufacture of aluminum, and assigned to a fuel cell manufacturing organization ("FMO"). GreenVolt and said FMO are engaged in a technology development program that is currently underway.

Under a Technology Development Agreement with the FMO, GreenVolt and the FMO have undertaken product development of the AFC fuel cell technology. The Development Agreement with the independent FMO has a five year term, and provides that all new technology developed will be owned by GreenVolt. It further provides that the FMO will have the right to license GreenVolt technology on a "first right of refusal" basis for use in fuel cell products which do not compete with the products or services offered by GreenVolt, in exchange for payment by the FMO of a 5% royalty to GreenVolt.

The royalty is calculated on net sales based on the fair market value of each component which contains developed improvements for fuel cells as a result of the collaboration. A similar provision requires GreenVolt to pay a like 5% royalty to the FMO on any products sold by GreenVolt which incorporate existing FMO technology currently owned by the FMO.

GreenVolt intends to apply for several new patents also covering various aspects of fuel cell design and construction.

8.  COMPETITION

"Fuel Cells 2000" (www.fuelcells.org/fcdevel.html) lists some 370 fuel cell research operations and companies, not including several more of which management of GreenVolt is aware, the bulk of which are likely far better capitalized than is the Company. Most of this fuel cell activity is focused upon PEM cell technology. A few are known to be working on AFC cell technology, the most prominent of which is NASA and its suppliers. Aside from NASA and its suppliers, none appear in GreenVolt management's judgment to currently have sufficient capability or financial support to bring this AFC Fuel Cell technology to market, although this could quickly change in the future.

9.  OPERATING ASSETS

The Company's primary assets are all held by its wholly-owned subsidiary, GreenVolt, and consist only of intellectual property rights.

Research and development costs have been expensed as they have been incurred.

10.  PATENTS, COPYRIGHTS AND TRADEMARKS

The Registrant and its wholly-owned subsidiary currently hold no copyrights, patents or trademarks.

However, GreenVolt Corp. has access to over 60 existing patents held by others and dealing with Fuel Cells, contractually held through a Development Agreement. Additional innovative features are currently being developed and will be subject to patent application as they are developed.

11.  RESEARCH AND DEVELOPMENT ACTIVITIES

In the three months ending June 30, 2000, GreenVolt expended in excess of $20,000CDN on research and development.

The Company anticipates expending additional material amounts in further development in the future, before the technology will be commercialized. The availability, source and terms for new capital which will be required to complete this development are uncertain at this time, and there is no assurance the Company will be successful in raising the necessary capital, or raising the capital on favorable terms.

12.  GOVERNMENT REGULATION AND ENVIRONMENTAL CONCERNS

At the present time, the Company is not required to seek the review of any local, state, federal or international regulatory body in connection with its development activities.

The Alkaline Fuel Cells do not discharge harmful materials into the environment and thus there are no known environmental regulations that the Company will be subject to.

13.  SEASONAL FACTORS

The Company believes that due to the nature of the products and services, it is not likely that future sales and revenues will fluctuate seasonally.

14. COSTS AND EFFECTS OF COMPLIANCE WITH ENVIRONMENTAL LAWS.

The Company is not currently engaged in any business which would require compliance with Federal or State environmental agencies, rules and regulations..

15.  VENDORS

There are no single source vendors, and the Company is not dependent on any particular vendor.

16.  RAW MATERIALS

All raw materials are currently available in the market place. The materials are available in international markets, as well as the domestic market.

17.  CAPITAL

On April 12, 2000, GreenVolt entered into a letter of understanding to borrow up to $130,000 in exchange for Convertible Debentures, convertible into shares of GreenVolt's Common Stock, at a conversion price of $0.15 per share, for a total of up to 867,000 shares. $60,000CDN of this loan commitment was funded in May of 2000. The Company and the lender are still discussing the terms, including interest rate and maturity date, for this debt. No convertible debentures have been issued as of yet with respect to the first $60,000CDN tranche of this loan. In the interim, the $60,000CDN advanced has been booked as a short term loan on the Company's books and records.

The Company's capital is currently insufficient to conduct its business. If it is unable to obtain additional capital, Registrant will be unable to complete development of its fuel cell. The sources, availability and terms for additional capital to sustain the Company's operations are unknown at this date, and there is no assurance the Company will be able to locate sufficient capital to carry forward its business and implement its business plan.

18.  EMPLOYEES

The Company has two full time employees during its transition stage. At this time the Company has contracted all of its Research and Development work under a Technology Development Agreement to a Fuel Cell Research corporation who has 20 employees.

19.  CAUTION REGARDING FORWARD LOOKING STATEMENTS

         The statements contained in this Form 8-K Report that are not historical facts are "forward-looking statements" and can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should", "intends" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Such forward-looking information involves important risks and uncertainties that could significantly affect expected results in the future from those expressed in any forward-looking statements made herein.

         Registrant does NOT promise to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. Persons reading this Form 8-K Report are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, readers should specifically consider all the various factors which could cause actual events or results to differ materially from those indicated by such forward-looking statements.

--------------------------------------------------------------------------------

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

--------------------------------------------------------------------------------

         (a)      FINANCIAL STATEMENTS

                  The following Financial Statements are not included in this Form 8-K Report, but will be filed by an amendment to this Form 8-K within sixty days of the date of filing this Form 8-K Report.

                  (1).1    Report of Independent Auditors for GreenVolt Corp.

                  (1).2 Audited Balance Sheets for GreenVolt, Corp. as of June 30, 2000.

                  (1).3 Audited Statements of Income for GreenVolt, Corp. for its fiscal years ended June 30, 2000 and June 30, 1999.

                  (1).4 Audited Statements of Shareholders Deficiency for the fiscal years ended June 30, 2000 and June 30, 1999

                  (1).5 Audited Statements of Cash Flows for GreenVolt, Corp for the fiscal years ended June 30, 2000 and June 30, 1999

                  (1).6 Notes to Financial Statements as of June 30, 2000 and June 30, 1999

         (c)      OTHER EXHIBITS

                  (2) Plan and Agreement of Reorganization by Exchange by Beck & Co. of its Voting Stock in Exchange for 100% of the Outstanding Stock of GreenVolt, Corp.*

*(supplied as an Exhibit to original filing of Form 8-K on August 10, 2000.

--------------------------------------------------------------------------------

           ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

--------------------------------------------------------------------------------

The acquisition of all of the outstanding stock of GreenVolt, Corp by Registrant, as described elsewhere herein, was accomplished in a stock for stock exchange, whereby Registrant issued a total of 12,435,240 shares of its Common Stock to the five Canadian shareholders of GreenVolt, Corp., in reliance on SEC Regulation S and/or Section 4(2) under the Securities Act of 1933. This share issuance is summarized as follows:

           Beck
           Common          Persons to                Shares of GreenVolt
Date       Shares Sold     Whom Sold                 Tendered to Beck          Exemption
----       -----------     ---------                 ----------------          ---------
7/29/00     10,446,240     Thomas Faul                  8,400,000              Section 4(2) and Reg S

7/29/00        932,700     John Munro                     750,000              Section 4(2) and Reg S

7/29/00        932,700     George Coventry                750,000              Section 4(2) and Reg S

7/29/00         61,800     Douglas Carr                    50,000              Section 4(2) and Reg S

7/29/00         61,800     Ulrich Kretchsmar               50,000              Section 4(2) and Reg S
         -------------                               ------------
            12,435,240 Shares                          10,000,000 Shares

The Registrant has valued the 12,435,240 shares of Beck's common Stock issued in this exchange for all the shares of GreenVolt, at a nominal value of $US 12,435.24, representing the par value of the Beck common shares issued, for purposes of this transaction.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

DATED this ______ day of October, 2000.

GREENVOLT POWER CORP.




By      /s/ Thomas Faul
  -----------------------------------
Name:  Thomas Faul

Title:  President and Chief Executive Officer

                                    EXHIBITS

                                 GREENVOLT CORP.
                          INDEX TO FINANCIAL STATEMENTS
                             JUNE 30, 2000 AND 1999

Report of Independent Auditors
         F-1

Balance Sheets as of June 30, 2000 and 1999
         F-2

Statements of Operations for the Years Ended June 30, 2000 and 1999
         F-3

Statements of Shareholders' Deficiency for the Years Ended June 30, 2000 and
1999
         F-4

Statements of Cash Flows for the Years Ended June 30, 2000 and 1999
         F-5

Notes to Financial Statements as of June 30, 2000 and 1999
         F-6

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of GreenVolt Corp.

We have audited the accompanying balance sheets of GreenVolt Corp. as of June 30, 2000 and 1999 and the related statements of operations, shareholders' deficiency, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GreenVolt Corp. as of June 30, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the Financial Statements, the Company's significant operating losses, working capital deficiency and significant capital requirements raise substantial doubt about the ability of the Company to continue as a going concern. The statements do not include any adjustments that might result from the outcome of this uncertainty.




HOLLANDER, LUMER & CO. LLP

Los Angeles, California
September 29, 2000

                                 GREENVOLT CORP.
                      (A Company in the Development Stage)
                                 BALANCE SHEETS


                                                                   June 30,       June 30,
                                                                    2000            1999
                                                                  ---------       ---------
CURRENT ASSETS
  Cash and cash equivalents                                       $       1       $    --
  Prepaid value added tax                                             1,278            --
  Due from related parties                                            2,237            --
  Advances for fuel cell development                                 14,466            --
                                                                  ---------       ---------
                                                                  $  17,982       $    --
                                                                  =========       =========

                    LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES
  Advances from third party                                       $  40,434       $    --
  Due to officer                                                      1,611           2,806
                                                                  ---------       ---------
    TOTAL LIABILITIES                                                42,045           2,806
                                                                  ---------       ---------
SHAREHOLDERS' DEFICIENCY
  Common stock, no par value; authorized - unlimited
    shares issued and outstanding - 10,000,000 shares
    in 2000 and 18,925 shares in 1999                               543,260              68
  Deficit accumulated during the development stage                 (567,085)         (2,460)
  Accumulated other comprehensive expense                              (238)           (414)
                                                                  ---------       ---------
    TOTAL SHAREHOLDERS' DEFICIENCY                                  (24,063)         (2,806)
                                                                  ---------       ---------
                                                                  $  17,982       $    --
                                                                  =========       =========

                 See accompanying Notes to Financial Statements

                                 GREENVOLT CORP.
                      (A Company in the Development Stage)
                            STATEMENTS OF OPERATIONS
                       YEARS ENDED JUNE 30, 2000 AND 1999


                                                 2000             1999
                                               ---------       ---------
REVENUES                                       $    --         $    --

EXPENSES
  General and administrative                     507,136             713
  Research and development                        57,489            --
    TOTAL EXPENSES                               564,625             713
                                               ---------       ---------
NET LOSS                                       $(564,625)      $    (713)
                                               ---------       ---------
OTHER COMPREHENSIVE INCOME (EXPENSE)
  Foreign currency translation adjustment            176            (414)
                                               ---------       ---------
COMPREHENSIVE LOSS                             $(564,449)      $  (1,127)
                                               =========       =========


                 See accompanying Notes to Financial Statements

                                 GREENVOLT CORP.
                      (A Company in the Development Stage)
                     STATEMENTS OF SHAREHOLDERS' DEFICIENCY



                                                       Common Stock                                   Other
                                              ----------------------------       Accumulated      Comprehensive
                                                Shares            Amount           Deficit           Expense            Total
                                              ----------       -----------       -----------      -------------      -----------
Balance, July 1, 1998                               --         $      --         $    (1,747)      $      --         $    (1,747)

Issuance of common stock                          18,925                68                                                    68

Foreign currency translation adjustment                                                                   (414)             (414)

Net loss                                                                                (713)                               (713)
                                             -----------       -----------       -----------       -----------       -----------
Balance, June 30, 1999                            18,925       $        68       $    (2,460)      $      (414)      $    (2,806)

Issuance of common stock for services         10,000,000           543,192                                               543,192

Cancellation of common stock                     (18,925)                                                                   --

Foreign currency translation adjustment                                                                    176               176

Net loss                                                                            (564,625)                           (564,625)
                                             -----------       -----------       -----------       -----------       -----------
Balance, June 30, 1999                        10,000,000       $   543,260       $  (567,085)      $      (238)      $   (24,063)
                                             ===========       ===========       ===========       ===========       ===========


                 See accompanying Notes to Financial Statements

                                 GREENVOLT CORP.
                      (A Company in the Development Stage)
                            STATEMENTS OF CASH FLOWS
                       YEARS ENDED JUNE 30, 2000 AND 1999

                                                         2000            1999
                                                      ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                   $(564,625)      $    (713)
  Adjustments:
    Foreign currency translation adjustment                 176             (16)
    Issuance of stock for services                      543,192            --
    Changes in operating assets and liabilities:
      Prepaid value added tax                            (1,278)           --
      Advances for fuel cell development                (14,466)           --
      Due to officer                                     (1,195)            661
                                                      ---------       ---------
NET CASH USED IN OPERATING ACTIVITIES                   (38,196)            (68)
                                                      ---------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Advances to related parties                            (2,237)           --
                                                      ---------       ---------
NET CASH USED IN INVESTING ACTIVITIES                    (2,237)           --
                                                      ---------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Advances from third party                              40,434            --
  Proceeds from issuance of common stock                   --                68
                                                      ---------       ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                40,434              68
                                                      ---------       ---------
NET INCREASE IN CASH                                          1            --
CASH AND CASH EQUIVALENTS, BEGINNING OF THE YEAR           --              --
                                                      ---------       ---------
CASH AND CASH EQUIVALENTS, END OF THE YEAR            $       1       $    --
                                                      =========       =========

                 See accompanying Notes to Financial Statements

                                 GREENVOLT CORP.
                      (A Company in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

1.       General

Description of Business: GreenVolt Corp. (the "Company") was incorporated in 1994 as Flint Energy Inc. to develop ecologically improved power generation technology. The initial developments were systems for High Speed Flywheel Energy Storage. The name of the company was changed to Astris Technology Inc. and then to GreenVolt Corp. to further develop the Alkaline Fuel Cell ("AFC") for home and stationary electrical power generation.

The Company is in its pre-production and testing stage, and therefore, it currently has no sales, and is not extensively marketing its AFC technology.

2.       Significant Accounting Policies

Start-Up Activities: Costs of start-up activities and organizational costs were expensed as incurred.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management, to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The Company's financial instruments consist of cash equivalents, accrued expenses, and due to related parties. The fair values of the Company's financial instruments approximate the carrying value of the instruments.

Property and Equipment: Property and Equipment is recorded at cost and depreciation is computed on the straight-line method based upon the estimated useful life or over the lease term, whichever is shorter.

Research and Development Costs: Research and development costs are expensed as incurred.

Stock-Based Compensation: Transactions in which goods or services are received in exchange for equity instruments are accounted for on the basis of the fair value of the consideration received.

Foreign Currency Translation: The Company is using the Canadian dollar as their functional currency. Assets and liabilities are translated into U.S. dollar at period-end exchange rates. Income statement amounts are translated using the average rate during the year. Gains and losses resulting from translating foreign currency financial statements are accumulated in a separate component of shareholders' equity until the Company is sold or liquidated.

Income Taxes: The Company utilizes the asset and liability method for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

3.       Disclosure of Certain Significant Risks and Uncertainties

Going Concern: The Company has accumulated net losses of $564,449 and negative working capital of $24,063 as of June 30, 2000. The Company's capacity to operate as a going-concern is dependent on its ability to obtain adequate financing to fund its operations until the Company is able to complete the necessary testing required to begin the marketing of the products and generate commercial revenues sufficient to fund ongoing operations There can be no guarantee that any additional financing will be available on terms favorable to the Company or its shareholders or that the marketing of its products will be successful. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Dependence on Key Personnel: The success of the Company is largely dependent on the personal efforts of Mr. Thomas Faul, the founder and CEO of the Company. The loss of Mr. Faul could have a materially adverse effect on the Company's operations.

Other Risks and Uncertainties: The Company is subject to various risks and uncertainties frequently encountered by companies in early stage of development. Such risks and uncertainties include, but are not limited to, its limited operating history and a lack of awareness of the Company's product.

4.       Prepaid Value Added Tax

Value Added Tax ("VAT") is an indirect tax levied on consumer goods and business transactions in many countries, including Canada. Upon purchase of goods, the consumer pays for the goods plus the VAT, which is collected by the seller. The seller subsequently remits the VAT to the proper taxing authority. Likewise, certain expenditures by the seller are eligible for reclaim of VAT. As of June 30, 2000 and 1999 the Company had a VAT reclaimable amount of $1,278 and $0, respectively.

5.       Related Party Transactions

Due from related parties is comprised of non-interest bearing advances which are due on demand to companies owned by Thomas Faul, a majority shareholder of the Company. As of June 30, 2000 the Company had $2,214 due from Rama Wheel Corporation and $23 due from Teckserve Limited. As of June 30, 1999 there were no advances to related parties.

6.       Property and Equipment

Property and equipment is comprised of a computer that has been fully depreciated as of June 30, 1998.

7.       Deposit - Fuel Cell Development

Under the Technology Development Agreement with Fuel Cell Technologies Ltd. ("FTC"), the Company advanced $33,500 to FTC for initial funding for fuel cell development. (See Note 11) As of June 30, 2000 there was a balance of $14,466 remaining from the initial advance.

8.       Advances from Third Party

In April 2000, the Company entered into a financing agreement with a third party. Under the agreement, the third party has advanced, to the Company, a non-interest bearing amount of $40,434 as of June 30, 2000. In consideration for the advance, the Company agreed to issue, to the third party, debentures that can be converted into the Company's Common Stock at $0.10 per share. As of June 30, 2000, these debentures have not been issued.

9.       Due to officer

Due to officer consists of non-interest bearing advances to the Company by Thomas Faul, a majority shareholder of the Company. Repayment is due upon demand.

10.      Shareholders' Deficiency

During the fiscal year ended June 30, 1999, the Company issued 18,925 shares of common stock to Thomas Faul. During the fiscal year ended June 30, 2000 the Company canceled the 18,925 shares and issued a total of 10,000,000 shares to Thomas Faul, John Munro, George Coventry (son of Thomas Faul), Ulricht Krechmier, and Douglas Carr for services rendered to the Company. The shares were valued based on the value of the services recorded.

As of June 30, 2000 and 1999 there were 10,000,000 and 18,925 shares of the Company's Common Stock issued and outstanding, respectively.

11.      Subsequent Events

In August 2000, under the aforementioned financing agreement in Note 8, the third party advanced an additional $33,695 to the Company.

On July 29, 2000, pursuant to the terms of an Agreement and Plan of Reorganization (the "Merger Agreement"), Beck & Co. ("Beck"), a Nevada Corporation, acquired all of the outstanding Common Shares of the Company in a stock for stock exchange wherein Beck issued 12,435,250 shares of its Common Stock to the existing shareholders of the Company for 100% of then outstanding shares of GreenVolt, making the Company a wholly-owned subsidiary of Beck.

As part of the terms of the Merger Agreement, Beck's existing shareholders gave back and canceled for no consideration, 9,600,000 shares of Beck's outstanding common shares owned by them. Furthermore, Beck's existing shareholders forgave all advances or loans made to Beck except for $15,000. Beck also issued 600,000 new, restricted shares of Beck's common stock to an investment banker.

As part of the terms of the Merger Agreement, on September 12, 2000 Beck changed its name to GreenVolt Power Corp. and the Company changed its fiscal year end from March 31 to June 30 in order to coincide with the fiscal year end of GreenVolt Power Corp.

The table below presents pro forma unaudited consolidated financial statements as if the merger took place as of July 1,2000. No goodwill has been recognized.

                                             GREENVOLT                     PROFORMA        PROFORMA
                                               CORP.        BECK & CO.    ADJUSTMENTS    CONSOLIDATED
                                             ---------      ----------    -----------    ------------
CURRENT ASSETS
Cash and cash equivalents                           1          5,954           --            5,955
Inventory                                        --            2,971           --            2,971
Prepaid value added tax                         1,278           --             --            1,278
Due from related parties                        2,237           --             --            2,237
Advances for fuel cell development             14,466           --             --           14,466
                                             --------       --------       --------       --------
  TOTAL CURRENT ASSETS                         17,982          8,925           --           26,907
                                             --------       --------       --------       --------
FIXED ASSETS, NET                                --           10,120           --           10,120
                                             --------       --------       --------       --------
TOTAL ASSETS                                   17,982         19,045           --           37,027
                                             ========       ========       ========       ========

CURRENT LIABILITIES
Accounts payable and accrued expense             --           18,246           --           18,246
Allowance for sales returns                      --            4,885           --            4,885
Notes payable - related party                    --           13,246        (10,746)         2,500
Advances from third party                      40,434           --             --           40,434
Due to officer                                  1,611         36,000        (23,500)        14,111
                                             --------       --------       --------       --------
     TOTAL LIABILITIES                         42,045         72,377        (34,246)        80,176
                                             --------       --------       --------       --------
SHAREHOLDERS' DEFICIENCY
Common stock                                  543,260         15,218       (539,825)        18,653
Additional paid in capital                       --           52,982        (21,498)        31,484
Deficit accumulated during the
  development stage                          (567,085)      (121,532)       595,331        (93,286)
Accumulated other comprehensive expense          (238)          --              238           --
                                             --------       --------       --------       --------
  TOTAL SHAREHOLDERS' DEFICIENCY              (24,063)       (53,332)        34,246        (43,149)
                                             --------       --------       --------       --------
TOTAL LIABILITIES AND SHAREHOLDERS'
  DEFICIENCY                                   17,982         19,045           --           37,027
                                             ========       ========       ========       ========